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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                 AMENDMENT NO. 1
                              TO CURRENT REPORT ON

                                    FORM 8-K


                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)  December 11, 2003
                                                  -----------------


                           YELLOW ROADWAY CORPORATION
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             (Exact name of registrant as specified in its charter)




         Delaware                     0-12255                 48-0948788
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(State or other jurisdiction        (Commission              (IRS Employer
      of incorporation)             File Number)           Identification No.)




                  10990 Roe Avenue, Overland Park, Kansas 66211
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               (Address of principal executive offices)         (Zip Code)




Registrant's telephone number, including area code   (913) 696-6100
                                                     --------------



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Item 2. Acquisition or Disposition of Assets

On December 11, 2003, Yellow Corporation (Yellow) completed the acquisition of Roadway Corporation (Roadway). Based in Akron, Ohio, Roadway provides transportation services including long-haul less-than-truckload (LTL) freight services and regional next-day LTL through its operating entities, Roadway Express, Inc. and Roadway Next Day Corporation. As a result of the acquisition, Roadway became an operating subsidiary under the Yellow holding company, which was renamed Yellow Roadway Corporation (Yellow Roadway). The acquisition was completed pursuant to an Agreement and Plan of Merger dated as of July 8, 2003, by and among Yellow Corporation, Yankee LLC (a wholly owned subsidiary of Yellow that was renamed Roadway LLC upon consummation of the acquisition) and Roadway Corporation incorporated herein by reference as Exhibit 2.1 to this Current Report on Form 8-K. Yellow Roadway intends to operate the Roadway subsidiary in a similar manner as it operated preceding the acquisition. By virtue of the Agreement and Plan of Merger, the Yellow Roadway board of directors added three new members, Frank P. Doyle, John F. Fiedler and Phillip J. Meek, all of whom were Roadway Corporation directors. In addition, James D. Staley, former President and Chief Executive Officer of Roadway Corporation, became President and Chief Executive Officer of the operating subsidiary, Roadway LLC.

Consideration for the acquisition included approximately $493 million in cash, approximately 18 million shares of Yellow Roadway common stock and the assumption of approximately $140 million in net Roadway indebtedness. The cash portion of the purchase price was funded primarily through a term loan of $175 million under a new credit facility, a private placement of $250 million of 5.0 percent contingent convertible senior notes due 2023 and a private placement of $150 million of 3.375 percent contingent convertible senior notes due 2023.

The foregoing is qualified by reference to Exhibit 2.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

         (a)      Financial statements of businesses acquired.

                  The audited financial statements of Roadway Corporation as of December 31, 2002 and 2001 and for the years ended December 31, 2002, 2001 and 2000, and the unaudited financial statements as of March 29, 2003 and June 21, 2003 and for the twelve-weeks ended March 29, 2003 and March 23, 2002 and for the twenty-four weeks ended June 21, 2003 and June 15, 2002 were filed on Form 8-K under Item 7 on October 21, 2003.

                  The following financial statements of Roadway Corporation are included in Exhibit 99.1 hereto and incorporated by reference:

                  Consolidated balance sheets at September 13, 2003 (unaudited) and December 31, 2002

                  Statements of consolidated income (unaudited) for the thirty-six weeks ended September 13, 2003 and September 7, 2002

                  Statements of consolidated cash flows (unaudited) for the thirty-six weeks ended September 13, 2003 and September 7, 2002

                  Notes to condensed consolidated financial statements

         (b)      Pro forma financial information.

                  The following pro forma information is included in Exhibit
                  99.2 hereto and incorporated herein by reference:

                  UNAUDITED CONDENSED COMBINED PRO FORMA FINANCIAL DATA

                  Unaudited Condensed Combined Pro Forma Balance Sheet at September 30, 2003

                  Unaudited Condensed Combined Pro Forma Statement of Operations for the Year Ended December 31, 2002

                  Unaudited Condensed Combined Pro Forma Statement of Operations for the Nine Months Ended September 30, 2003

                  Notes to condensed consolidated financial statements



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         (c)      Exhibits.

                  2.1 Agreement and Plan of Merger, dated as of July 8, 2003, by and among Yellow Corporation, Yankee LLC and Roadway Corporation (incorporated by reference to Exhibit 2.1 to Yellow Corporation's Current Report on Form 8-K, as amended, filed on July 8, 2003, Reg. No. 000-12255). Pursuant to Item 601(b)(2) of Regulation S-K, certain schedules, exhibits and similar attachments to this Purchase Agreement have not been filed with this exhibit. The schedules contain various items relating to the assets of the business being acquired and the representations and warranties made by the parties to the Purchase Agreement. The registrant agrees to furnish supplementally any omitted schedule, exhibit or similar attachment to the SEC upon request.

                  4.1 Credit Agreement, dated as of December 11, 2003, among Yellow Roadway Corporation, certain of its subsidiaries, various lenders, Bank One, NA, and SunTrust Bank as Co-Syndication Agents; Fleet National Bank and Wachovia Bank, National Association as Co-Documentation Agents; Deutsche Bank AG, New York Branch as Administrative Agent; and Deutsche Bank Securities, Inc. as Sole Lead Arranger and Sole Book Running Manager (incorporated by reference to
                           Exhibit 4.1 to Yellow Roadway Corporation's Current Report on Form 8-K filed on December 18, 2003, Reg. No. 000-12255). Certain schedules and exhibits to this Credit Agreement have not been filed with this exhibit. The schedules and exhibits contain various items related to the representations and warranties made by the parties to the Credit Agreement and forms of documents executed or to be executed in connection with the operation of the Credit Agreement. The registrant agrees to furnish supplementally any omitted schedule or exhibit to the SEC upon request.

                  99.1 Certain financial statements of Roadway Corporation (see Item 7(a) above)

                  99.2 Certain pro forma financial statements (see Item 7(b) above)


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            YELLOW ROADWAY CORPORATION
                                            ------------------------------------
                                            (Registrant)


Date: February 11, 2004                      By: /s/ Donald G. Barger, Jr.
      -----------------------                -----------------------------------
                                             Donald G. Barger, Jr.
                                             Senior Vice President and Chief
                                             Financial Officer